BLACKROCK VARIABLE SERIES FUNDS, INC.

ARTICLES SUPPLEMENTARY TO ARTICLES OF INCORPORATION

BLACKROCK VARIABLE SERIES FUNDS, INC. (hereinafter referred to as the “Corporation”), a Maryland corporation, hereby certifies to the State Department of Assessments and Taxation of the State of Maryland that:

FIRST:  The Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended, with the authority to issue Fourteen Billion Three Hundred Ten Million (14,310,000,000) shares of capital stock as follows:

Classes                                                                           Number of Authorized Shares

BlackRock Balanced Capital V.I. Fund
Class I                                                                         100,000,000
Class II                                                                         100,000,000
Class III                                                                         100,000,000
BlackRock Basic Value V.I. Fund
Class I                                                                         300,000,000
Class II                                                                         100,000,000
Class III                                                                         100,000,000
BlackRock Total Return V.I. Fund
Class I                                                                         600,000,000
Class II                                                                         100,000,000
Class III                                                                         100,000,000
Mercury Developing Capital Markets V.I. Fund
Class I                                                                         100,000,000
Class II                                                                         100,000,000
Class III                                                                         100,000,000
BlackRock Money Market V.I. Fund
Class I                                                                         3,300,000,000
Class II                                                                         1,300,000,000
Class III                                                                         1,300,000,000
Mercury Focus Twenty V.I. Fund
Class I                                                                          100,000,000
Class II                                                                         100,000,000
Class III                                                                         100,000,000
BlackRock Capital Appreciation V.I. Fund
Class I                                                                         100,000,000
Class II                                                                         100,000,000
Class III                                                                         100,000,000
BlackRock Global Allocation V.I. Fund
Class I                                                                         200,000,000
Class II                                                                         200,000,000
Class III                                                                         200,000,000

Mercury Global Bond V.I. Fund
Class I                                                                         200,000,000
Class II                                                                         200,000,000
Class III                                                                         200,000,000
BlackRock Global Opportunities V.I. Fund
Class I                                                                         100,000,000
Class II                                                                         100,000,000
Class III                                                                         100,000,000
BlackRock U.S. Government Bond V.I. Fund
Class I                                                                         300,000,000
Class II                                                                         100,000,000
Class III                                                                         100,000,000
BlackRock High Yield V.I. Fund
Class I                                                                         200,000,000
Class II                                                                         100,000,000
Class III                                                                         100,000,000
BlackRock S&P Index 500 V.I. Fund
Class I                                                                         100,000,000
Class II                                                                         100,000,000
Class III                                                                         100,000,000
BlackRock International V.I. Fund
Class I                                                                         100,000,000
Class II                                                                         100,000,000
Class III                                                                         100,000,000
BlackRock Large Cap Core V.I. Fund
Class I                                                                         200,000,000
Class II                                                                         100,000,000
Class III                                                                         100,000,000
BlackRock Large Cap Growth V.I. Fund
Class I                                                                         100,000,000
Class II                                                                         100,000,000
Class III                                                                         100,000,000
BlackRock Large Cap Value V.I. Fund
Class I                                                                         100,000,000
Class II                                                                         100,000,000
Class III                                                                         100,000,000
Mercury Natural Resources V.I. Fund
Class I                                                                         100,000,000
Class II                                                                         100,000,000
Class III                                                                         100,000,000
Mercury Reserve Assets V.I. Fund
Class I                                                                         500,000,000
Class II                                                                         500,000,000
Class III                                                                         100,000,000
BlackRock Value Opportunities V.I. Fund
Class I                                                                         100,000,000
Class II                                                                         100,000,000
Class III                                                                           10,000,000
BlackRock Equity Dividend V.I. Fund
Class I                                                                         100,000,000
Class II                                                                         100,000,000
Class III                                                                         100,000,000

    Total:        14,310,000,000

All shares of the Corporation’s capital stock have a par value of Ten Cents ($0.10) per share, and an aggregate par value of One Billion Four Hundred Thirty One Million Dollars ($1,431,000,000).

SECOND:  Pursuant to authority expressly vested in the Board of Directors of the Corporation by Section 2-105(c) of the Maryland General Corporation Law (the “MGCL”) and the Corporation’s charter, the Board of Directors hereby reclassifies all of the shares of the following series and classes, none of which are outstanding and all of which shall be classified as authorized and undesignated shares of common stock:

Classes                                                                           Number of Authorized Shares

Mercury Developing Capital Markets V.I. Fund
Class I                                                                         100,000,000
Class II                                                                         100,000,000
Class III                                                                         100,000,000
Mercury Focus Twenty V.I. Fund
Class I                                                                         100,000,000
Class II                                                                         100,000,000
Class III                                                                         100,000,000
Mercury Global Bond V.I. Fund
Class I                                                                         200,000,000
Class II                                                                         200,000,000
Class III                                                                         200,000,000
Mercury Natural Resources V.I. Fund
Class I                                                                         100,000,000
Class II                                                                         100,000,000
Class III                                                                         100,000,000
Mercury Reserve Assets V.I. Fund
Class I                                                                         500,000,000
Class II                                                                         500,000,000
Class III                                                                         100,000,000

                                                                    Total:          2,600,000,000

All shares of the Corporation’s undesignated capital stock will have a par value of Ten Cents ($0.10) per share, and an aggregate par value of Two Hundred Sixty Million Dollars ($260,000,000).

THIRD:  Pursuant to authority expressly vested in the Board of Directors of the Corporation by Section 2-105(c) of the MGCL and the Corporation’s charter, the Board of Directors hereby reclassifies One Billion Three Hundred Million (1,300,000,000) shares of authorized but undesignated capital stock of the Corporation as Class III Common Stock of BlackRock Global Allocation V.I. Fund.

FOURTH: After these reclassifications of the authorized shares of capital stock of the Corporation, the Corporation will have the authority to issue capital stock as follows:

Classes                                                                           Number of Authorized Shares

BlackRock Balanced Capital V.I. Fund
Class I                                                                         100,000,000
Class II                                                                         100,000,000
Class III                                                                         100,000,000
BlackRock Basic Value V.I. Fund
Class I                                                                         300,000,000
Class II                                                                         100,000,000
Class III                                                                         100,000,000
BlackRock Total Return V.I. Fund
Class I                                                                         600,000,000
Class II                                                                         100,000,000
Class III                                                                         100,000,000
BlackRock Money Market V.I. Fund
Class I                                                                         3,300,000,000
Class II                                                                         1,300,000,000
Class III                                                                         1,300,000,000
BlackRock Capital Appreciation V.I. Fund
Class I                                                                         100,000,000
Class II                                                                         100,000,000
Class III                                                                         100,000,000
BlackRock Global Allocation V.I. Fund
Class I                                                                         200,000,000
Class II                                                                         200,000,000
Class III                                                                         1,500,000,000
BlackRock Global Opportunities V.I. Fund
Class I                                                                         100,000,000
Class II                                                                         100,000,000
Class III                                                                         100,000,000
BlackRock U.S. Government Bond V.I. Fund
Class I                                                                         300,000,000
Class II                                                                         100,000,000
Class III                                                                         100,000,000
BlackRock High Yield V.I. Fund
Class I                                                                         200,000,000
Class II                                                                         100,000,000
Class III                                                                         100,000,000
BlackRock S&P Index 500 V.I. Fund
Class I                                                                         100,000,000
Class II                                                                         100,000,000
Class III                                                                         100,000,000
BlackRock International V.I. Fund
Class I                                                                         100,000,000
Class II                                                                         100,000,000
Class III                                                                         100,000,000
BlackRock Large Cap Core V.I. Fund
Class I                                                                         200,000,000
Class II                                                                         100,000,000
Class III                                                                         100,000,000
BlackRock Large Cap Growth V.I. Fund
Class I                                                                         100,000,000
Class II                                                                         100,000,000
Class III                                                                         100,000,000
BlackRock Large Cap Value V.I. Fund
Class I                                                                         100,000,000
Class II                                                                         100,000,000
Class III                                                                         100,000,000
BlackRock Equity Dividend V.I. Fund
Class I                                                                         100,000,000
Class II                                                                         100,000,000
Class III                                                                         100,000,000
BlackRock Value Opportunities V.I. Fund
Class I                                                                         100,000,000
Class II                                                                         100,000,000
Class III                                                                           10,000,000

    Total:        13,010,000,000

The remainder of the Corporation’s capital stock, One Billion Three Hundred Million (1,300,000,000) shares of common stock, is not designated as to any class or series.

After these reclassifications of the authorized shares of capital stock of the Corporation, all shares of all classes and series of the Corporation’s capital stock, including the shares of common stock which are not designated as to any class or series, will have a par value of Ten Cents ($0.10) per share, and an aggregate par value of One Billion Four Hundred Thirty One Million Dollars ($1,431,000,000).

FIFTH:  All of the shares of the Corporation’s capital stock continue to have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as currently set forth in the Corporation’s charter.

SIXTH:  The authorized stock of the Corporation has not been increased by these Articles Supplementary.

IN WITNESS WHEREOF, BLACKROCK VARIABLE SERIES FUNDS, INC. has caused these presents to be signed in its name and on its behalf by its President and Chief Executive Officer and witnessed and attested by its Secretary on August 7, 2012.

BLACKROCK VARIABLE SERIES FUNDS, INC.

By:
John M. Perlowski
President and Chief Executive Officer

ATTEST:

Ben Archibald
Secretary

The undersigned, President and Chief Executive Officer of BLACKROCK VARIABLE SERIES FUNDS, INC. who executed on behalf of said Corporation the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges the foregoing Articles Supplementary to be the corporate act of said Corporation and further certifies that as to all of the matters and facts required to be verified under oath, that to the best of his knowledge, information and belief, the matters set forth therein are true in all material respects, under the penalties of perjury.

Dated: August 7, 2012
John M. Perlowski
President and Chief Executive Officer

4849-5631-7968v1